UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

Daily Assets Fund Institutional

Semiannual Report
to Shareholders

December 31, 2009

Contents

3 Information About Your Fund's Expenses

5 Portfolio Summary

6 Investment Portfolio

13 Financial Statements

16 Financial Highlights

17 Notes to Financial Statements

21 Investment Management Agreement Approval

26 Summary of Management Fee Evaluation by Independent Fee Consultant

31 Account Management Resources

32 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,001.50
Expenses Paid per $1,000*	$ .86
Hypothetical 5% Fund Return
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,024.35
Expenses Paid per $1,000*	$ .87
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Daily Assets Fund Institutional	.17%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/09	6/30/09

Commercial Paper	36%	39%
Short-Term Notes	23%	15%
Certificates of Deposit and Bank Notes	19%	23%
Time Deposits	12%	10%
Government & Agency Obligations	9%	7%
Municipal Bonds and Notes	1%	—
Repurchase Agreements	—	6%
	100%	100%
Weighted Average Maturity

Daily Assets Fund Institutional	49 days	56 days
First Tier Institutional Money Fund Average*	42 days	42 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset-Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund is posted twice each month to www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted on or after month-end and portfolio holdings as of each month-end are posted on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 18.5%
Australia & New Zealand Banking Group Ltd., 0.29%, 1/14/2010	40,000,000	40,000,000
Banco Bilbao Vizcaya Argentaria SA:
0.25%, 2/18/2010	50,000,000	50,000,000
0.26%, 3/19/2010	24,000,000	24,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.22%, 3/26/2010	74,000,000	74,000,000
BNP Paribas:
0.23%, 4/9/2010	37,000,000	37,000,000
0.28%, 3/3/2010	20,000,000	20,000,000
0.28%, 5/19/2010	17,000,000	17,000,000
Caixa Geral de Depositos SA, 0.27%, 1/5/2010	45,000,000	45,000,000
Credit Agricole SA, 0.22%, 4/6/2010	37,000,000	37,000,000
Credit Industriel et Commercial, 0.34%, 1/4/2010	65,000,000	65,000,000
Dexia Credit Local:
0.49%, 4/5/2010	35,000,000	35,000,456
0.75%, 2/11/2010	64,000,000	64,000,363
0.9%, 1/26/2010	20,000,000	20,000,000
DnB NOR Bank ASA:
0.28%, 5/20/2010	16,000,000	16,000,000
0.34%, 5/5/2010	25,000,000	24,999,996
0.35%, 3/22/2010	15,000,000	15,000,996
European Bank for Reconstruction & Development, 2.875%, 8/27/2010	17,000,000	17,270,889
European Investment Bank, 4.0%, 3/3/2010	22,150,000	22,253,935
International Finance Corp., 1.2%, 5/3/2010	60,000,000	60,000,000
KBC Bank NV, 0.35%, 2/16/2010	100,000,000	100,001,277
Kommunalbanken AS, 4.5%, 10/6/2010	30,000,000	30,905,988
Landeskreditbank Baden-Wuerttemberg Foerderbank, 4.25%, 9/15/2010	12,200,000	12,510,917
Landwirtschaftliche Rentenbank, 2.625%, 2/26/2010	16,000,000	16,042,503
Mizuho Corporate Bank Ltd.:
0.23%, 2/17/2010	17,000,000	17,000,000
0.24%, 2/16/2010	48,000,000	48,000,000
0.25%, 1/8/2010	57,000,000	57,000,000
Nordea Bank Finland PLC, 0.75%, 9/23/2010	25,000,000	25,000,000
NRW.Bank, 5.375%, 7/19/2010	22,150,000	22,646,333
Rabobank Nederland NV:
0.28%, 1/7/2010	50,000,000	50,000,000
0.36%, 3/24/2010	45,000,000	45,001,015
0.49%, 1/15/2010	25,000,000	25,000,291
Societe Generale, 0.26%, 3/1/2010	33,000,000	33,000,000
Svensk Exportkredit AB:
4.5%, 9/27/2010	37,542,000	38,597,101
4.875%, 1/19/2010	17,500,000	17,535,168
Svenska Handelsbanken AB, 0.2%, 3/22/2010	20,000,000	20,000,222
Toronto-Dominion Bank, 0.75%, 2/8/2010	35,000,000	35,000,000
Wal-Mart Stores, Inc., 5.321%, 6/1/2010	30,000,000	30,574,763
Westpac Banking Corp., 0.93%, 6/28/2010	22,950,000	22,967,929
Total Certificates of Deposit and Bank Notes (Cost $1,330,310,142)		1,330,310,142

Commercial Paper 36.1%
Issued at Discount** 35.4%
Allied Irish Banks North America, Inc.:
144A, 0.25%, 1/14/2010	37,000,000	36,996,660
144A, 0.45%, 2/16/2010	30,000,000	29,982,750
144A, 0.45%, 2/19/2010	30,000,000	29,981,625
Anglo Irish Bank Corp., Ltd., 144A, 0.75%, 1/19/2010	74,200,000	74,172,175
ASB Finance Ltd.:
0.36%, 4/8/2010	20,000,000	19,980,600
1.2%, 3/12/2010	10,000,000	9,976,667
Atlantis One Funding Corp., 144A, 0.18%, 1/6/2010	56,000,000	55,998,600
BlackRock, Inc., 0.2%, 1/19/2010	25,000,000	24,997,500
BNZ International Funding Ltd., 144A, 0.33%, 5/14/2010	50,000,000	49,939,042
BPCE SA:
0.22%, 1/20/2010	45,000,000	44,994,775
0.27%, 2/2/2010	25,000,000	24,994,000
0.27%, 2/5/2010	65,000,000	64,982,937
0.27%, 2/10/2010	15,000,000	14,995,500
CAFCO LLC, 144A, 0.28%, 1/7/2010	25,000,000	24,998,833
Caisse D'Amortissement de la Dette Sociale:
0.21%, 3/23/2010	8,500,000	8,495,984
0.23%, 2/25/2010	25,000,000	24,991,215
0.65%, 3/12/2010	20,000,000	19,974,722
0.7%, 1/8/2010	10,000,000	9,998,639
Cancara Asset Securitisation LLC:
144A, 0.25%, 1/14/2010	22,000,000	21,998,014
144A, 0.31%, 1/11/2010	25,000,000	24,997,847
Citibank Omni Master Trust:
144A, 0.65%, 1/6/2010	35,000,000	34,996,840
144A, 0.65%, 1/13/2010	40,000,000	39,991,333
144A, 0.65%, 1/20/2010	99,368,031	99,333,942
Danske Corp., 144A, 0.6%, 1/11/2010	20,000,000	19,996,667
Dexia Delaware LLC, 0.05%, 1/4/2010	50,000,000	49,999,792
Grampian Funding LLC:
144A, 0.38%, 1/20/2010	18,000,000	17,996,390
144A, 0.4%, 1/11/2010	50,000,000	49,994,444
144A, 0.405%, 1/4/2010	21,000,000	20,999,291
Hannover Funding Co., LLC:
0.5%, 1/14/2010	55,000,000	54,990,069
0.65%, 2/26/2010	22,000,000	21,977,756
0.75%, 2/1/2010	67,000,000	66,956,729
Irish Life & Permanent PLC:
144A, 0.56%, 2/22/2010	70,000,000	69,943,378
144A, 0.62%, 2/16/2010	46,000,000	45,963,558
Johnson & Johnson, 144A, 0.22%, 7/12/2010	20,000,000	19,976,533
KBC Financial Products International Ltd.:
144A, 0.55%, 1/4/2010	35,000,000	34,998,396
144A, 0.58%, 1/6/2010	15,000,000	14,998,792
Kreditanstalt fuer Wiederaufbau, 0.2%, 5/12/2010	34,825,000	34,799,655
Lloyds TSB Bank PLC, 0.01%, 1/4/2010	31,401,000	31,400,974
Nieuw Amsterdam Receivables Corp.:
144A, 0.2%, 1/8/2010	130,000,000	129,994,944
144A, 0.21%, 2/8/2010	35,000,000	34,992,242
144A, 0.22%, 2/1/2010	48,000,000	47,990,907
NRW.Bank:
0.22%, 1/29/2010	18,000,000	17,996,920
0.25%, 3/5/2010	32,000,000	31,986,000
0.29%, 1/6/2010	10,000,000	9,999,597
0.29%, 1/13/2010	25,000,000	24,997,583
0.4%, 3/3/2010	32,000,000	31,978,311
0.45%, 7/8/2010	20,000,000	19,953,000
0.48%, 2/5/2010	34,000,000	33,984,133
Romulus Funding Corp., 144A, 0.32%, 1/11/2010	24,000,000	23,997,867
Scaldis Capital LLC, 0.25%, 1/22/2010	50,000,000	49,992,708
Societe de Prise de Participation de l'Etat, 144A, 0.2%, 3/2/2010	48,000,000	47,984,000
Societe Generale North America, Inc.:
0.01%, 1/4/2010	20,000,000	19,999,983
0.25%, 2/10/2010	48,000,000	47,986,667
Standard Chartered Bank:
0.27%, 1/15/2010	22,000,000	21,997,690
0.29%, 1/8/2010	25,000,000	24,998,590
Straight-A Funding LLC:
144A, 0.18%, 3/1/2010	20,000,000	19,994,100
144A, 0.2%, 2/1/2010	20,000,000	19,996,556
144A, 0.2%, 2/8/2010	35,000,000	34,992,611
144A, 0.21%, 1/12/2010	20,000,000	19,998,717
Swedbank AB:
144A, 0.81%, 3/30/2010	25,000,000	24,950,500
144A, 0.86%, 6/3/2010	25,000,000	24,908,625
144A, 0.89%, 5/28/2010	30,000,000	29,890,975
144A, 0.99%, 5/12/2010	62,000,000	61,776,645
144A, 1.07%, 6/10/2010	35,000,000	34,833,556
Swiss Re Treasury US Corp., 0.2%, 1/8/2010	50,000,000	49,998,056
Tasman Funding, Inc., 144A, 0.24%, 1/15/2010	40,021,000	40,017,265
Tempo Finance Corp., 144A, 0.2%, 1/4/2010	22,269,000	22,268,629
Total Capital Canada Ltd., 144A, 0.19%, 2/25/2010	20,000,000	19,994,194
Toyota Credit Canada, Inc., 0.25%, 2/16/2010	20,000,000	19,993,611
Toyota Credit de Puerto Rico, 0.25%, 3/16/2010	25,000,000	24,987,153
Toyota Motor Credit Corp., 0.25%, 4/8/2010	30,000,000	29,979,792
Victory Receivables Corp.:
144A, 0.2%, 1/21/2010	50,000,000	49,994,444
144A, 0.2%, 1/26/2010	50,000,000	49,993,056
		2,546,162,251
Issued at Par 0.7%
Sunshine State Governmental Financing Commission, 0.3%, 1/4/2010	50,000,000	50,000,000
Total Commercial Paper (Cost $2,596,162,251)		2,596,162,251

Short-Term Notes* 23.1%
ANZ National International Ltd., 144A, 0.384%, 10/19/2010	55,750,000	55,750,000
ASB Finance Ltd., 144A, 0.364%, 12/3/2010	30,000,000	30,002,259
Bank of Nova Scotia, 0.241%, 11/23/2010	60,000,000	60,000,000
Barclays Bank PLC, 0.43%, 4/21/2010	55,000,000	55,000,000
Bayerische Landesbank, 0.292%, 12/23/2010	20,000,000	19,981,882
Canadian Imperial Bank of Commerce:
0.2%, 7/26/2010	85,000,000	85,000,000
0.23%, 2/23/2010	50,000,000	50,000,000
0.23%, 3/4/2010	100,000,000	100,000,000
Commonwealth Bank of Australia:
144A, 0.275%, 1/3/2011	30,620,000	30,620,000
144A, 0.348%, 6/24/2010	60,000,000	60,000,000
Governor & Co. of the Bank of Ireland:
0.611%, 1/25/2010	20,000,000	20,000,000
0.631%, 1/26/2010	60,000,000	60,000,000
Inter-American Development Bank, 0.24%, 2/19/2010	56,000,000	56,000,000
International Bank for Reconstruction & Development:
0.201%, 5/20/2010	55,000,000	55,000,000
0.227%, 2/8/2010	72,000,000	72,009,031
0.23%, 2/1/2010	65,500,000	65,499,670
JPMorgan Chase & Co., 0.356%, 2/23/2010	20,000,000	20,001,528
Kreditanstalt fuer Wiederaufbau, 0.333%, 1/21/2010	46,000,000	46,000,000
National Australia Bank Ltd., 144A, 0.725%, 2/8/2010	6,200,000	6,203,061
Natixis:
0.25%, 2/5/2010	60,000,000	60,000,000
0.26%, 3/10/2010	90,000,000	90,000,000
Procter & Gamble International Funding SCA, 0.285%, 5/7/2010	54,000,000	54,000,000
Queensland Treasury Corp., 0.275%, 6/18/2010	44,000,000	44,000,000
Rabobank Nederland NV:
144A, 0.233%, 2/1/2010	30,765,000	30,764,991
144A, 0.272%, 12/16/2010	26,000,000	26,000,000
144A, 0.284%, 4/7/2011	60,000,000	60,000,000
144A, 0.67%, 5/19/2010	32,000,000	32,057,341
Societe Generale, 0.184%, 4/19/2010	60,000,000	60,000,000
Swedbank AB, 144A, 0.24%, 5/19/2010	25,000,000	25,000,000
The Goldman Sachs Group, Inc., 0.755%, 12/3/2010	14,000,000	14,090,595
Westpac Banking Corp.:
144A, 0.282%, 12/13/2010	74,000,000	74,000,000
0.334%, 7/6/2010	55,000,000	55,000,000
144A, 0.335%, 7/2/2010	90,000,000	90,000,000
Total Short-Term Notes (Cost $1,661,980,358)		1,661,980,358

Supranational 0.5%
Inter-American Development Bank, 0.339%**, 8/16/2010 (Cost $33,927,108)	34,000,000	33,927,108

Municipal Bonds and Notes 1.0%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, The College of St. Rose, Series A, 0.22%***, 7/1/2037, Bank of America NA (a) (b)	2,000,000	2,000,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease Program, Series A, 0.21%***, 7/1/2023, Wachovia Bank NA (a) (b)	7,650,000	7,650,000
Jackson County, MS, Development Bank Special Obligation, Industrial Water Systems, 0.18%***, 12/1/2039	23,000,000	23,000,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 0.35%***, 3/1/2018, LaSalle Bank NA (a)	1,165,000	1,165,000
Massachusetts, State Development Finance Agency Revenue, Milton Academy, Series B, 0.28%***, 3/1/2039, TD Bank NA (a)	5,765,000	5,765,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series X, 0.29%***, 10/1/2028, TD Bank NA (a)	11,865,000	11,865,000
New York, USTA National Tennis Center, Inc., 0.23%***, 11/15/2024, JPMorgan Chase Bank (a)	5,300,000	5,300,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc. Project, AMT, 0.35%***, 7/1/2020, LaSalle Bank NA (a)	1,840,000	1,840,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Wasau Hospital, 0.23%***, 8/15/2036, JPMorgan Chase Bank (a)	12,650,000	12,650,000
Total Municipal Bonds and Notes (Cost $71,235,000)		71,235,000

Government & Agency Obligations 8.5%
Foreign Government Obligations 0.9%
Kingdom of Sweden, 1.0%, 4/26/2010	45,000,000	45,010,858
Republic of Ireland, 0.26%, 1/11/2010	20,000,000	19,998,555
		65,009,413
Other Government Related 0.2%
General Electric Capital Corp., FDIC Guaranteed, 0.887%*, 12/9/2010	16,000,000	16,120,765
US Government Sponsored Agencies 4.5%
Federal Farm Credit Bank:
0.04%*, 4/1/2010	35,000,000	35,000,000
0.65%*, 3/26/2010	45,000,000	45,000,000
Federal Home Loan Bank:
0.31%*, 11/15/2010	40,000,000	39,994,720
0.79%*, 3/11/2010	55,700,000	55,698,628
Federal Home Loan Mortgage Corp.:
0.239%**, 7/12/2010	10,000,000	9,987,200
0.427%**, 5/17/2010	20,000,000	19,967,511
Federal National Mortgage Association:
0.209%**, 7/1/2010	56,000,000	55,940,873
0.249%**, 8/16/2010	45,000,000	44,929,063
0.547%**, 8/5/2010	15,000,000	14,950,500
		321,468,495
US Treasury Obligations 2.9%
US Treasury Bills:
0.31%**, 8/26/2010	12,500,000	12,474,490
0.41%**, 12/16/2010	35,000,000	34,860,885
0.5%**, 7/29/2010	15,000,000	14,956,458
US Treasury Notes:
1.5%, 10/31/2010	18,000,000	18,169,748
1.75%, 3/31/2010	25,000,000	25,092,542
2.125%, 1/31/2010	40,000,000	40,056,686
2.375%, 8/31/2010	42,000,000	42,524,827
2.75%, 7/31/2010	22,300,000	22,612,747
		210,748,383
Total Government & Agency Obligations (Cost $613,347,056)		613,347,056

Time Deposits 12.2%
Calyon, 0.01%, 1/4/2010	200,000,000	200,000,000
Citibank NA, 0.07%, 1/4/2010	145,000,000	145,000,000
JPMorgan Chase Bank NA, 0.0%, 1/4/2010	230,000,000	230,000,000
KBC Bank NV, 0.01%, 1/4/2010	200,000,000	200,000,000
Societe Generale, 0.01%, 1/4/2010	100,000,000	100,000,000
Total Time Deposits (Cost $875,000,000)		875,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $7,181,961,915)+	99.9	7,181,961,915
Other Assets and Liabilities, Net	0.1	5,438,280
Net Assets	100.0	7,187,400,195
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2009.
+ The cost for federal income tax purposes was $7,181,961,915.
(a) Security incorporates a letter of credit from the bank listed.
(b) Bond is insured by this company:
Insurance Coverage	As a % of Total Investment Portfolio
National Public Finance Guarantee Corp.	0.1

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

FDIC: Federal Deposit Insurance Corp.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (c)	$ —	$ 7,181,961,915	$ —	$ 7,181,961,915
Total	$ —	$ 7,181,961,915	$ —	$ 7,181,961,915
(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009 (Unaudited)
Assets
Investments in securities, valued at amortized cost	$ 7,181,961,915
Interest receivable	7,383,849
Other assets	194,493
Total assets	7,189,540,257
Liabilities
Cash overdraft	4,732
Distributions payable	1,191,019
Accrued management fee	218,668
Other accrued expenses and payables	725,643
Total liabilities	2,140,062
Net assets, at value	$ 7,187,400,195
Net Assets Consist of:
Accumulated distributions in excess of net investment income	(19,159)
Accumulated net realized gain (loss)	309,613
Paid-in capital	7,187,109,741
Net assets, at value	$ 7,187,400,195
Net Asset Value
Net Asset Value, offering and redemption price per share ($7,187,400,195 ÷ 7,187,109,751 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2009 (Unaudited)
Investment Income
Income: Interest	$ 14,475,850
Expenses: Management fee	3,166,967
Administration fee	3,166,967
Services to shareholders	26,578
Reports to shareholders	19,544
Registration fees	11,889
Professional fees	96,874
Trustees' fees and expenses	86,948
Custodian fee	119,667
Other	109,585
Total expenses before expense reductions	6,805,019
Expense reductions	(1,431,504)
Total expenses after expense reductions	5,373,515
Net investment income	9,102,335
Net realized gain (loss)	26,912
Net increase (decrease) in net assets resulting from operations	$ 9,129,247

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009
Operations: Net investment income	$ 9,102,335	$ 87,749,033
Net realized gain (loss)	26,912	713,181
Net increase (decrease) in net assets resulting from operations	9,129,247	88,462,214
Distribution to shareholders from: Net investment income	(9,087,185)	(87,989,541)
Net realized gains	(302,283)	—
Total distributions	(9,389,468)	(87,989,541)
Fund share transactions: Proceeds from shares sold	6,714,323,021	19,751,169,108
Reinvestment of distributions	—	1,791,776
Cost of shares redeemed	(5,659,763,838)	(19,266,568,241)
Net increase (decrease) in net assets from Fund share transactions	1,054,559,183	486,392,643
Increase (decrease) in net assets	1,054,298,962	486,865,316
Net assets at beginning of period	6,133,101,233	5,646,235,917
Net assets at end of period (including accumulated distributions in excess of net investment income of $19,159 and $34,309, respectively)	$ 7,187,400,195	$ 6,133,101,233
Other Information
Shares outstanding at beginning of period	6,132,550,568	5,646,157,925
Shares sold	6,714,323,021	19,751,169,108
Shares issued to shareholders in reinvestment of distributions	—	1,791,776
Shares redeemed	(5,659,763,838)	(19,266,568,241)
Net increase (decrease) in Fund shares	1,054,559,183	486,392,643
Shares outstanding at end of period	7,187,109,751	6,132,550,568

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.002	.017	.044	.053	.042	.022
Net realized gain (loss)[b]	—	—	—	—	—	—
Total from investment operations	.002	.017	.044	.053	.042	.022
Less distributions from: Net investment income	(.002)	(.017)	(.044)	(.053)	(.042)	(.022)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[c]	.15**	1.72	4.45	5.44	4.30	2.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7,187	6,133	5,646	4,915	3,122	2,987
Ratio of expenses before expense reductions (%)	.21*	.21	.21	.21	.13	.13
Ratio of expenses after expense reductions (%)	.17*	.12	.06	.04	.04	.02
Ratio of net investment income (%)	.29*	1.60	4.23	5.31	4.25	2.26
[a] For the six months ended December 31, 2009 (Unaudited). [b] Less than $.0005 per share. [c] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Institutional Funds (the ``Trust'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), and is organized as a Massachusetts business trust. Daily Assets Fund Institutional (the ``Fund''), a diversified open-end management investment company, is a series of the Trust and is offered primarily to investors who are looking for a fund in which to invest cash collateral received in connection with securities lending transactions.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distributions of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from July 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.18% of the Fund's average daily net assets.

For the period from October 1, 2009 through July 31, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.16% of the Fund's average daily net assets.

Accordingly, for the six months ended December 31, 2009, the fee pursuant to the Investment Management Agreement aggregated $3,166,967, of which $1,431,350 was waived, resulting in an annualized effective rate of 0.06% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2009, the Administration Fee was $3,166,967, of which $583,859 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2009, the amount charged to the Fund by DISC aggregated $51, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,426, of which $5,218 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Fee Reductions. The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended December 31, 2009, the custodian fee was reduced by $103 for custody credits earned.

C. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

D. Ownership of the Fund

At December 31, 2009, 100% of the outstanding shares of the Fund were held by other affiliated DWS funds.

E. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by iMoneyNet), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2008, the Fund's gross performance (Institutional Class shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-investments.com (800) 621-1148
CUSIP Number	23339C 776
Fund Number	538

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010